UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 7, 2004

MIDWEST BANC HOLDINGS, INC.

(Exact name of Registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	000-29598 (Commission file number)	36-3252484 (I.R.S. employer identification no.)

501 W. NORTH AVENUE MELROSE PARK, ILLINOIS (Address of principal executive offices)		60160 (Zip Code)

Registrant’s telephone number, including area code: (708) 865-1053

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

     On December 7, 2004, the Company announced it has taken several steps to reposition its balance sheet by reducing low-yielding securities, reducing high cost borrowings and implementing a derivative structure to minimize earnings volatility on its fair value hedge. Attached as Exhibit 99.1 is a copy of the press release relating to the Company’s balance sheet repositioning, which is incorporated herein by reference.

Note: the information in this report (including the exhibit) is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDWEST BANC HOLDINGS, INC.
	By:	/s/ Daniel R. Kadolph
Daniel R. Kadolph
Date: December 7, 2004		Senior Vice President and Chief Financial Officer